INCOME TAXES	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
The provision for income taxes for the year ended December 31, 2021, 2020 and 2019 consisted of the following:

	Year ended December 31,
	2021	2020	2019
Current
Federal	$—	$—	$—
State	50	8	50
Foreign	3	—	—
Total current	53	8	50
Deferred
Federal	—	—	—
State	—	—	—
Foreign	—	—	—
Total deferred	—	—	—
Total provision	$53	$8	$50
As of December 31, 2021 and 2020, the Company’s net deferred tax liabilities consisted of the following:

	December 31, 2021	December 31, 2020
Net operating losses	$69,760	$41,170
Provision for doubtful accounts	679	498
Inventory reserves	175	86
Accrued expenses	4,107	804
Warrant expense	—	4
Deferred revenue	3,372	1
Unrealized foreign exchange gain/loss	4	—
Stock-based compensation	2,812	139
Intangible assets	280	280
Convertible notes	—	593
Charitable contributions	24	4
R&D tax credits	343	343
Total deferred tax assets before valuation allowance	81,556	43,922
Valuation allowance	(77,907)	(41,787)
Deferred tax assets net of valuation allowance	3,649	2,135
Deferred commissions	(332)	(176)
Unrealized foreign exchange gain/loss	—	(6)
Fixed assets	(3,317)	(1,953)
Total deferred tax liabilities	(3,649)	(2,135)
Deferred tax liabilities, net	$—	$—
On March 27, 2020, the CARES Act was enacted. The CARES Act contained several tax provisions, including modifications to the net operating loss (“NOL”) and business interest limitations as well as a technical correction to the recovery period for qualified improvement property. These provisions in the CARES Act did not have a material impact to the provision for income taxes.
As of December 31, 2021, the Company had approximately $18.2 million in gross federal NOL carryforwards available to offset future taxable income that will begin to expire in 2034 and approximately $244.7 million in gross federal NOL carryforwards available to offset future taxable income that have an indefinite life. The Company had approximately $219.3 million in gross state NOL carryforwards available to offset future taxable income. Some of these net operating losses follow the federal Tax Cuts and Job Acts and have an indefinite life, while others have a finite life with various expiration dates. The Company also had approximately $0.4 million in foreign NOL carryforwards available that expire in 2031.
The NOL carryforwards and the R&D tax credits are available to reduce future taxable income and tax. However, Sections 382 and 383 of the Internal Revenue Code of 1986, as amended (the “Code”), and similar state regulations, contain provisions that may limit the NOL carryforwards and R&D tax credits available to be used to offset income in any given year upon the occurrence of certain events, including changes in the ownership interests of significant stockholders. In the event of a cumulative change in the ownership interest of significant stockholders in excess of 50% over a three-year period, the amount of the NOL carryforwards and R&D tax credits that the Company may utilize in any one year may be limited. The Company performed an analysis on Section 382 of the Code and determined that it does not have any NOL limitations for the year ended December 31, 2021.
Management assesses the available positive and negative evidence to estimate whether sufficient future taxable income will be generated to permit use of the existing deferred tax assets. A significant piece of objective negative evidence was the cumulative loss incurred over the three-year periods ended December 31, 2021 and 2020. Such objective evidence limits the ability to consider other subjective evidence, such as our projections for future growth.
On the basis of this evaluation, as of December 31, 2021 and 2020, a valuation allowance of $77.9 million and $41.8 million, respectively, has been recorded to recognize only the portion of the deferred tax asset that is more likely than not to be realized. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight is given to subjective evidence such as our projections for future growth. For the years ended December 31, 2021 and 2020, the valuation allowance increased $36.1 million and $16.4 million, respectively.
For the years ended December 31, 2021 and 2020, the Company’s effective tax rate was different from the U.S. federal statutory rate. This difference is primarily attributable to the effect of state and local income taxes and permanent differences between expenses deductible for financial reporting purposes offset by the valuation allowances placed on the Company’s deferred tax assets.
The reconciliation of the Company’s effective tax rate to the statutory federal rate is as follows:

	December 31, 2021		December 31, 2020
	$	%	$	%
Federal statutory rate	$(34,916)	21.00%	$(13,857)	21.00%
Permanent items	5,118	(3.08)	338	(0.51)
State and local taxes, net of federal taxes	(7,110)	4.28	(3,560)	5.39
Deferred rate changes	6	—	(17)	0.03
Foreign operations	3	—	—	—
Valuation allowance	36,042	(21.68)	16,441	(24.91)
Other	910	(0.55)	663	(1.00)
Effective tax rate	$53	(0.03%)	$8	—%
The Company evaluated the provisions of ASC 740, Income Tax, related to the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. ASC 740 prescribes a comprehensive model for financial statement recognition, measurement, presentation and disclosure of uncertain positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. Differences between tax positions taken or expected to be taken in a tax return and the benefits recognized and measured pursuant to the interpretation under ASC 740 are referred to as “unrecognized tax benefits.” A liability is recognized (or an amount of NOL carryover or tax refundable is reduced) for an unrecognized tax benefit because it represents an enterprise’s potential future obligation to the taxing authorities for a tax position that was not recognized as a result of applying the provisions of ASC 740. As of December 31, 2021 and 2020, no liability for unrecognized tax benefits was required to be recorded by the Company. Management does not expect any significant changes in its unrecognized tax benefits in the next 12 months. The Company includes interest and penalties related to unrecognized tax benefits within income tax expense. There are no interest or penalties relating to tax positions during the years ended December 31, 2021, 2020 and 2019.
The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal, state and foreign jurisdictions, where applicable. The Company’s tax years for federal tax purposes are still open under statute from December 31, 2018 to present and from December 31, 2017 to present for state returns. Federal and state NOLs are subject to review by taxing authorities in the year utilized.